J.P. MORGAN INCOME FUNDS

JPMorgan Current Income Fund

Prospectuses dated July 1, 2012

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 12, 2013 to the

Prospectuses dated July 1, 2012

Effective immediately, the portfolio managers’ information for the JPMorgan Current Income Fund (the “Fund”) Prospectuses in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
John H. Tobin	2011	Managing Director
Christopher M. Tufts	2011	Managing Director
Adam Ackermann	2013	Vice President

In addition, the first paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The Portfolio Managers

The portfolio management team consists of John H. Tobin, Managing Director, Christopher M. Tufts, Managing Director, and Adam Ackermann, Vice President. Mr. Tobin is the head of portfolio management and lead portfolio manager for the Global Liquidity business and has been a portfolio manager of the Fund since its inception. An employee since 2001, Mr. Tobin’s team is responsible for the management of all liquidity strategies globally. Mr. Tufts is head of U.S. taxable portfolio management and trading for the Global Liquidity business and has been a portfolio manager of the Fund since it inception. An employee since 1997, Mr. Tufts’ team is responsible for the management of all taxable money market funds and liquidity separate accounts in the U.S. Mr. Ackermann is a portfolio manager and trader in the Global Liquidity business. An employee since 2011, he is responsible for portfolio management and trading for money market mutual funds, short term fixed income separate accounts and liquidity products. He has been a portfolio manager of the Fund since April 2013. Previously, he was an assistant portfolio manager at GE Asset Management.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-CIF-PM-413